Exhibit 10.4

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
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                                                                      NO.: 02598
                                                               SIGNED AT: Tai'an
                                                         DATE: December 15, 2002

This contract is made and entered into by and between Shandong Shengda Chemical Machinery Co., Ltd (hereinafter referred to as the Seller) and Shandong Shengda Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Crystal-making Pump

UNIT: PIECE

QUANTITY: Two

UNIT PRICE: RMB 264,569.19 yuan

TOTAL AMOUNT: RMB 529,138.38 (Five hundred and twenty-nine thousand, one hundred and thirty-eight point three eight) yuan

DATE OF DELIVERY: February 25, 2003

Article 2: QUALITY STANDARD

The seller will manufacture the objects according to the National Standards and the drawing sheet provided by the Buyer.

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: 1 Year of Quality Warranty

Article 4: TITLE TO THE GOODS SHALL BE PASSED UPON DELIVERY; HOWEVER, IF THE BUYER FAILS TO PERFORM THE OBLIGATION OF PAYING THE FULL AMOUNT OF PURCHASE PRICE, TITLE TO THE GOODS SHALL REMAIN WITH THE SELLER.

Article 5: MEANS AND PLACE OF DELIVERY: The site where the buyer uses the goods.



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Article 6: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION:  By road. The
Seller shall be fully responsible.

Article 7: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done pursuant to Article 2 at the place of delivery. Any dispute shall be raised within three days.

Article 8: METHOD, TIME AND PLACE OF PAYMENT: 50% shall be paid after this contract becomes effective. 20% shall be paid after the delivery. 20% shall be paid after the successful inspection and acceptance; and the remaining amount of money shall be paid off within one year.

Article 9: TERMINATION OF THIS CONTRACT: After the remaining amount of money has been paid off.

Article 10: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 11: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 12: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

THE SELLER:                                   THE BUYER:
Shandong Shengda Chemical
Machinery Co., Ltd                            Shandong Shengda Chemical Co., Ltd

/s/ Gong Xingyu                                /s/ Wang Wei
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AUTHORISED SIGNATURE                          AUTHORISED SIGNATURE